                                   ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND  ASSUMPTION  AGREEMENT,  dated  September 28, 2006,  between  Residential
Funding  Corporation,  a  StateDelaware  corporation  (“RFC”),  and Residential  Accredit  Loans,  Inc., a
StateplaceDelaware corporation (the “Company”).

                                                 Recitals

                  A. RFC has entered into contracts  (“Seller  Contracts”) with various  seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

                  B. The  Company  wishes to  purchase  from RFC certain  Mortgage  Loans (as  hereinafter defined) sold to RFC pursuant to the Seller Contracts.

                  C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust Company Americas,  as trustee  (the  “Trustee”),  are  entering  into a Series  Supplement,  dated as of  September 1, 2006 (the
“Series  Supplement”),  and the Standard  Terms of Pooling and Servicing  Agreement,  dated as of March 1,
2006  (collectively,  the “Pooling and Servicing  Agreement”),  pursuant to which the Company  proposes to issue Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-QS13 (the “Certificates”)  consisting of nineteen classes  designated as Class I-A-1,  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class
I-A-6,  Class I-A-7,  Class I-A-8,  Class I-A-9,  Class I-A-10,  Class I-A-11,  Class I-A-P,  Class I-A-V,
Class II-A-1, Class II-A-P,  Class II-A-V, Class R-I, Class R-II and Class R-III Certificates;  and twelve classes designated as Class I-M-1,  Class I-M-2, Class I-M-3, Class II-M-1,  Class II-M-2 and Class II-M-3
(collectively the “Class M Certificates”),  Class I-B-1,  Class I-B-2,  Class I-B-3,  Class II-B-1,  Class
II-B-2 and Class II-B-3  Certificates  (collectively the “Class B Certificates”)  representing  beneficial ownership  interests  in a trust fund  consisting  primarily  of a pool of mortgage  loans  identified  in
Exhibit One to the Series Supplement (the “Mortgage Loans”).
                  D. In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to
RFC the Class I-A-P  Certificates,  the Class I-A-V  Certificates,  the Class II-A-P  Certificates and the
Class  II-A-V  Certificates  and a de minimis  portion of each of the Class R-I  Certificates,  Class R-II
Certificates and Class R-III Certificates.
                  E. In  connection  with the  purchase  of the  Mortgage  Loans and the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

                  F. The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

                  NOW  THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

                  1. All  capitalized  terms used but not defined herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

                  2.  Concurrently  with the  execution  and delivery  hereof,  RFC hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage  Loans,  including all  interest and  principal,  and with respect to the Sharia  Mortgage  Loans,  all amounts in respect of profit  payments  and  acquisition  payments,  received  on or with  respect to the  Mortgage  Loans after
September  1, 2006  (other  than  payments  of  principal  and  interest,  and with  respect to the Sharia
Mortgage Loans,  all amounts in respect of profit  payments and  acquisition  payments due on the Mortgage
Loans on or before  September 30, 2006). In  consideration  of such  assignment,  RFC or its designee will receive from the Company in immediately  available  funds an amount equal to $  639,576,858.06,  the Class
I-A-P  Certificates,  the Class  I-A-V  Certificates,  the Class  II-A-P  Certificates,  the Class  II-A-V
Certificates and a de minimis portion of each of the Class R-I  Certificates,  Class R-II Certificates and
Class R-III  Certificates.  In connection  with such  assignment and at the Company’s  direction,  RFC has in respect of each  Mortgage Loan  endorsed the related  Mortgage Note (other than any Destroyed  Mortgage
Note) to the order of the Trustee and  delivered  an  assignment  of mortgage or security  instrument,  as applicable, in recordable form to the Trustee or its agent.

         RFC and the Company  agree that the sale of each Pledged  Asset Loan  pursuant to this  Agreement will also constitute the assignment,  sale, setting-over,  transfer and conveyance to the Company, without recourse (but subject to RFC’s covenants,  representations and warranties  specifically  provided herein), of all of RFC’s  obligations  and all of RFC’s right,  title and  interest  in, to and under,  whether now existing or  hereafter  acquired as owner of such  Pledged  Asset Loan with  respect to any and all money, securities,  security  entitlements,  accounts,  general intangibles,  payment  intangibles,  instruments, documents,  deposit  accounts,  certificates  of  deposit,  commodities  contracts,  and other  investment property and other  property of whatever kind or description  consisting of, arising from or related,  (i)
the Credit  Support  Pledge  Agreement,  the Funding and Pledge  Agreement  among the  Mortgagor  or other
Person  pledging  the related  Pledged  Assets (the  “Customer”),  Combined  Collateral  LLC and  National
Financial  Services   Corporation,   and  the  Additional   Collateral  Agreement  between  GMAC  Mortgage
Corporation  and the  Customer  (collectively,  the  “Assigned  Contracts”),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged  Asset Loan under or in connection  with the Assigned  Contracts, whether  arising  under  the  terms of such  Assigned  Contracts,  by  statute,  at law or in  equity,  or otherwise  arising  out of  any  default  by the  Mortgagor  under  or in  connection  with  the  Assigned
Contracts,  including  all  rights  to  exercise  any  election  or  option  or to make  any  decision  or determination  or to give or  receive  any  notice,  consent,  approval  or waiver  thereunder,  (iii) the
Pledged Amounts and all money, securities, security entitlements,  accounts, general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit, commodities contracts, and other  investment  property  and other  property  of  whatever  kind or  description  and all cash and non-cash proceeds of the sale, exchange,  or redemption of, and all stock or conversion rights,  rights to subscribe,  liquidation  dividends  or  preferences,  stock  dividends,  rights  to  interest,  dividends, earnings,  income,  rents,  issues,  profits,  interest  payments or other  distributions of cash or other property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and  records  concerning  the foregoing  (including  all  computer  programs,  tapes,  disks  and  related  items  containing  any  such information)  and (v) all  insurance  proceeds  (including  proceeds  from the Federal  Deposit  Insurance
Corporation or the Securities  Investor  Protection  Corporation or any other insurance company) of any of
the  foregoing  or  replacements  thereof  or  substitutions  therefor,   proceeds  of  proceeds  and  the
conversion,  voluntary or  involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment  and conveyance  does not  constitute  and is not intended to result in the  creation,  or an assumption by the
Company,  of any  obligation  of RFC, or any other Person in connection  with the Pledged  Assets or under any agreement or instrument  relating  thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset Loan.

         The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be construed  as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the  Mortgage  Loans by RFC to the  Company to secure a debt or other  obligation of RFC.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement within the meaning of Articles 8 and 9 of the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of
any other  applicable  jurisdiction;  (b) the  conveyance  provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the Company of a security  interest in all of RFC’s right,  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general  intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property consisting of, arising from or  relating  to any of the  following:  (A) the  Mortgage  Loans,  including  (i) with  respect  to  each
Cooperative  Loan,  the related  Mortgage  Note,  Security  Agreement,  Assignment of  Proprietary  Lease,
Cooperative Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related  Mortgage File,  (ii) with  respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan
Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,   Obligation  to  Pay,  Assignment
Agreement and Amendment of Security  Instrument,  any  insurance  policies and all other  documents in the related  Mortgage File and (iii) with respect to each  Mortgage  Loan other than a  Cooperative  Loan or a
Sharia  Mortgage Loan,  the related  Mortgage  Note,  the Mortgage,  any insurance  policies and all other documents  in the related  Mortgage  File,  (B) all  monies due or to become due  pursuant to the Mortgage
Loans in  accordance  with the  terms  thereof  and  (C) all  proceeds  of the  conversion,  voluntary  or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including  without limitation  all amounts  from time to time held or invested in the  Certificate  Account or the  Custodial
Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the possession by the  Trustee,  the  Custodian  or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment property or chattel paper shall be deemed to be  “possession  by the secured  party,” or  possession  by a  purchaser  or a person  designated  by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant to the  Minnesota  Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction  (including,  without limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries, bailees or agents of, or persons  holding for, (as  applicable)  the Trustee for the purpose of perfecting such security  interest under  applicable  law. RFC shall,  to the extent  consistent with this Agreement, take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such security interest would be determined to be a perfected  security  interest of first priority under  applicable law and will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date,  and the  Company  shall  file,  or shall  cause to be filed,  at the  expense of RFC,  all  filings necessary to maintain the  effectiveness  of any original filings  necessary under the Uniform  Commercial
Code as in effect in any  jurisdiction  to  perfect  the  Company’s  security  interest  in or lien on the
Mortgage Loans, including without limitation  (x) continuation  statements,  and (y) such other statements as may be occasioned by (1) any  change of name of RFC or the Company,  (2) any  change of location of the state of formation,  place of business or the chief  executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall  retain all  servicing rights  (including,  without  limitation,  primary servicing and master servicing)  relating to or arising out of the Mortgage Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the  terms and  conditions  set forth  therein  (collectively,  the  “Servicing  Rights”)  and (ii) the
Servicing  Rights are not included in the collateral in which RFC grants a security  interest  pursuant to the immediately preceding paragraph.

                  3.  Concurrently  with the execution and delivery hereof,  the Company hereby assigns to
RFC without  recourse  all of its right,  title and interest in and to the Class I-A-P  Certificates,  the
Class I-A-V  Certificates,  the Class  II-A-P  Certificates  and the Class  II-A-V  Certificates  and a de
minimis  portion  of each  of the  Class  R-I  Certificates,  Class  R-II  Certificates  and  Class  R-III
Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

                  4. RFC  represents  and  warrants to the Company  that on the date of  execution  hereof
(or, if otherwise specified below, as of the date so specified):

                  (a)      The information set forth in Exhibit One to the Series  Supplement with respect to each  Mortgage  Loan or the  Mortgage  Loans,  as the case may be, is true and correct in all  material respects, at the date or dates respecting which such information is furnished;

                  (b)      Each  Mortgage  Loan is required to be covered by a standard  hazard  insurance policy.  Each Group I Loan with a  Loan-to-Value  Ratio at origination in excess of 80% will be insured by a Primary  Insurance  Policy  covering  at least 35% of the  principal  balance  of the  Mortgage  Loan at origination  if the  Loan-to-Value  Ratio is between  100.00%  and 95.01%,  at least 30% of the  principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  at least 25% of the balance if the  Loan-to-Value  Ratio is between 90.00% and 85.01% and at least 12% of the
balance  if  the  Loan-to-Value   Ratio  is  between  85.00%  and  80.01%.  Each  Group  II  Loan  with  a
Loan-to-Value  Ratio at  origination  in  excess of 80% will be  insured  by a  Primary  Insurance  Policy covering at least 30% of the principal  balance of the Mortgage Loan at origination  if the  Loan-to-Value
Ratio is between  100.00%  and  95.01%,  at least 25% of the  principal  balance of the  Mortgage  Loan at origination if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  at least 12% of the balance if the
Loan-to-Value  Ratio is between  90.00% and  85.01%  and at least 6% of the  balance if the  Loan-to-Value
Ratio is between 85.00% and 80.01%.  To the best of the Company’s  knowledge,  each such Primary Insurance
Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (c)      Each Primary  Insurance Policy insures the named insured and its successors and assigns,  and the issuer of the Primary  Insurance  Policy is an  insurance  company  whose  claims-paying ability is currently acceptable to the Rating Agencies;

                  (d)      Immediately  prior to the assignment of the Mortgage Loans to the Company,  RFC had good title to, and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien, encumbrance  or security  interest  (other than rights to servicing  and related  compensation  and,  with respect to certain  Mortgage  Loans,  the monthly  payment due on the first Due Date following the Cut-off
Date),  and no action has been taken or failed to be taken by RFC that would  materially  adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

                  (e)      No Mortgage  Loan was 30 or more days  delinquent  in payment of principal  and interest  as of the  Cut-off  Date and no  Mortgage  Loan has been so  delinquent  more  than  once in the
12-month period prior to the Cut-off Date;

                  (f)      Subject to clause (e) above as  respects  delinquencies,  there is no  default, breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or Mortgage and no event which,  with notice and  expiration  of any grace or cure  period,  would  constitute  a default,  breach, violation or event of acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                  (g)      There is no delinquent tax or assessment lien against any Mortgaged Property;

                  (h)      No  Mortgagor  has any  right of  offset,  defense  or  counterclaim  as to the related  Mortgage Note or Mortgage  except as may be provided under the  Servicemembers  Civil Relief Act, formerly  known as the  Soldiers’  and  Sailors’  Civil  Relief Act of 1940,  as amended,  and except with respect to any buydown agreement for a Buydown Mortgage Loan;

                  (i)      There are no mechanics’ liens or claims for work,  labor or material  affecting any  Mortgaged  Property  which  are or may be a lien  prior to, or equal  with,  the lien of the  related
Mortgage,  except  such  liens  that are  insured  or  indemnified  against  by a title  insurance  policy described under clause (aa) below;

                  (j)      Each  Mortgaged  Property is free of damage and in good repair and no notice of condemnation  has been  given  with  respect  thereto  and RFC knows of nothing  involving  any  Mortgaged
Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any Mortgaged Property;

                  (k)      Each Mortgage  Loan at the time it was made  complied in all material  respects with  applicable  local,  state,  and  federal  laws,  including,  but  not  limited  to,  all  applicable anti-predatory lending laws;

                  (l)      Each Mortgage  contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate to realize the benefits of the security  against the Mortgaged
Property,  including (i) in the case of a Mortgage  that is a deed of trust,  by trustee’s  sale,  (ii) by summary foreclosure,  if available under applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other  exemption  available to the Mortgagor that would  interfere with such right to sell at a trustee’s  sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

                  (m)      With  respect  to each  Mortgage  that  is a deed  of  trust,  a  trustee  duly qualified under applicable law to serve as such is properly named,  designated and serving,  and except in connection  with a trustee’s  sale after  default by a  Mortgagor,  no fees or expenses are payable by the
Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (n)      The Mortgage Loans are  conventional,  fixed rate,  first mortgage loans having terms to maturity of not more than 30 years from the date of  origination  or  modification  with  monthly payments due, with respect to a majority of the Mortgage Loans,  on the first day of each month;

                  (o)      No Mortgage Loan provides for deferred interest or negative amortization;

                  (p)      If any of the Mortgage Loans are secured by a leasehold interest,  with respect to each  leasehold  interest:  the use of  leasehold  estates for  residential  properties  is an accepted practice in the area where the related Mortgaged  Property is located;  residential  property in such area consisting of leasehold  estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such lease;  the  leasehold is in full force and effect and is not subject to any prior lien or  encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining  term of the lease does not  terminate  less than ten years after the maturity date of such Mortgage Loan;

                  (q)      Each Assigned Contract relating to each Pledged Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties  thereto,  enforceable in accordance with their terms, except as limited by bankruptcy,  insolvency or other similar laws affecting  generally the enforcement of creditor’s rights;

                  (r)      The Assignor is the holder of all of the right,  title and interest as owner of each  Pledged  Asset  Loan in and to each of the  Assigned  Contracts  delivered  and sold to the  Company hereunder,  and the  assignment  hereof by RFC validly  transfers  such right,  title and  interest to the
Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                  (s)      The full amount of the Pledged  Amount with respect to such Pledged  Asset Loan has been deposited with the custodian  under the Credit Support Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

                  (t)      RFC is a member of MERS, in good  standing,  and current in payment of all fees and  assessments  imposed by MERS,  and has complied  with all rules and  procedures of MERS in connection with its  assignment  to the  Trustee as  assignee  of the  Depositor  of the  Mortgage  relating  to each
Mortgage Loan that is registered with MERS,  including,  among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS® System;

                  (u)      No instrument  of release or waiver has been  executed in  connection  with the
Mortgage  Loans,  and no  Mortgagor  has  been  released,  in whole or in part  from  its  obligations  in connection with a Mortgage Loan;

                  (v)      With respect to each Mortgage  Loan,  either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage Loan contains a customary  provision for the  acceleration  of the payment of the unpaid  principal  balance of the Mortgage  Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                  (w)      The  proceeds  of the  Mortgage  Loan have been  fully  disbursed,  there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied with.
All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (x)      Except with respect to approximately  2.2% of the Group I Loans and 1.8% of the
Group II  Loans,  the  appraisal  was made by an  appraiser  who  meets  the  minimum  qualifications  for appraisers as specified in the Program Guide;

                  (y)      To the  best of RFC’s  knowledge,  any  escrow  arrangements  established  with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

                  (z)      Each  Mortgage  Loan was  originated  (1) by a  savings  and loan  association, savings bank,  commercial bank, credit union,  insurance company or similar institution that is supervised and  examined  by a federal or state  authority,  (2) by a  mortgagee  approved  by the  Secretary  of HUD pursuant to Sections 203 and 211 of the National  Housing Act, as amended,  or (3) by a mortgage broker or correspondent  lender  in a  manner  such  that  the  Certificates  would  qualify  as  “mortgage  related securities” within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                  (aa)     All  improvements  which were  considered in determining the Appraised Value of the  Mortgaged  Properties  lie wholly within the  boundaries  and the building  restriction  lines of the
Mortgaged  Properties,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any  violation,  variation,  encroachment  or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey;

                  (bb)     Each  Mortgage  Note and  Mortgage  constitutes  a  legal,  valid  and  binding obligation of the  borrower,  or the consumer in the case of the Sharia  Mortgage  Loans,  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other  similar laws  affecting generally the enforcement of creditor’s rights;

                  (cc)     None of the  Mortgage  Loans  are  subject  to the Home  Ownership  and  Equity
Protection Act of 1994;

                  (dd)     None of the Mortgage Loans are loans that,  under applicable state or local law in effect at the time of origination  of such loan, are referred to as (1) “high cost” or “covered”  loans or (2) any  other  similar  designation  if the law  imposes  greater  restrictions  or  additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

                  (ee)     None of the  Mortgage  Loans  secured  by a  property  located  in the State of
placecountry-regionGeorgia were originated on or after October 1, 2002 and before March 7, 2003;

                  (ff)     No Mortgage Loan is a High Cost Loan or Covered  Loan,  as applicable  (as such terms are  defined in the then  current  Standard  & Poor’s  LEVELS®  Glossary  which is now  Version  5.7
Revised,  Appendix E (attached  hereto as Exhibit A));  provided  that no  representation  and warranty is made in this clause (ff) with respect to 0.0% of the Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property  located in the State of Kansas,  and with respect to 0.1% of the
Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) secured by property  located in the State of West Virginia;

                  (gg)     With respect to each Sharia Mortgage Loan, mortgage  pass-through  certificates or notes  representing  interests in mortgage loans that are in all material  respects of the same type as the Mortgage  Loans,  and which are structured to be  permissible  under Islamic law utilizing a declining balance  co-ownership  structure,  have been,  for a least one year prior to the date hereof,  (a) held by investors  other than employee  benefit plans,  and (b) rated at least BBB- or Baa3, as  applicable,  by a
Rating Agency; and

                  (hh)     No  fraud  or  misrepresentation   has  taken  place  in  connection  with  the
origination of any Mortgage Loan.

                  RFC shall  provide  written  notice  to GMAC  Mortgage  Corporation  of the sale of each
Pledged  Asset Loan to the  Company  hereunder  and by the  Company to the  Trustee  under the Pooling and
Servicing  Agreement,  and shall  maintain the Schedule of Additional  Owner Mortgage Loans (as defined in the Credit Support  Pledge  Agreement),  showing the Trustee as the Additional  Owner of each such Pledged
Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and warranties in respect of any Mortgage Loan which  materially and adversely affects the interests of any holders of the  Certificates  or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase  Event  (hereinafter  defined),  notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same,  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach or Repurchase  Event in all material respects or, either (i) purchase  such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute
Mortgage Loan or Loans for such Mortgage  Loan in the manner and subject to the  limitations  set forth in
Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of  representation  and warranty that gave rise to the  obligation  to  repurchase  or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  and  warranty  set forth in clause (k) or (hh) of this  Section 4, then RFC shall pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding  sentence, an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted  from such breach,  or if incurred and paid by the
Trust Fund thereafter, concurrently with such payment.

                  5. With  respect to each  Mortgage  Loan,  a first lien  repurchase  event  (“Repurchase
Event”)  shall have occurred if it is discovered  that, as of the date thereof,  the related  Mortgage was not a valid first lien on the related  Mortgaged  Property  subject only to (i) the lien of real  property taxes and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way,  easements  and other  matters of public record as of the date of recording of such Mortgage and such permissible  title  exceptions  as are listed in the Program  Guide and (iii) other  matters to which like properties are commonly  subject which do not materially  adversely  affect the value,  use,  enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any Mortgage Loan as to which the
Company delivers to the Trustee or the Custodian an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan subsequently is in default and the enforcement  thereof or of the related  Mortgage is  materially  adversely  affected  by the absence of the  original  Mortgage
Note, a Repurchase  Event shall be deemed to have  occurred  and RFC will be  obligated to  repurchase  or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  6.  This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties hereto  and  their  respective  successors  and  assigns,  and no other  person  shall  have any  right or obligation hereunder.

                  IN WITNESS  WHEREOF,  the parties  have  entered  into this  Assignment  and  Assumption
Agreement on the date first written above.

                                                          RESIDENTIAL FUNDING CORPORATION

                                                          By:___/s/ Tim Jacobson______________________
                                                              Name:    Tim Jacobson
                                                              Title:   Associate

                                                          RESIDENTIAL ACCREDIT LOANS, INC.

                                                          By:___/s/ Christopher Martinez_______________
                                                              Name:  Christopher Martinez
                                                              Title:   Vice President

                                                EXHIBIT A

                             APPENDIX E OF THE STANDARD & POOR’S GLOSSARY FOR
                               FILE FORMAT FOR LEVELS® VERSION 5.7 REVISED

                                                                                      REVISED July 1, 2006

         APPENDIX E - Standard & Poor’s Predatory Lending Categories

         Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the
Jurisdictions listed below into three categories based upon a combination of factors that include (a)
the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

         Standard & Poor’s High Cost Loan Categorization

                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann. §§ 23-53-101 et seq.

                                   Effective July 16, 2003
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Code §§ 757.01 et seq.

                                   Effective June 2, 2003
Colorado                           Consumer Equity Protection, StateStateColo.       Covered Loan
                                   Stat.
                                   Ann. §§ 5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
Connecticut                        StateStateConnecticut Abusive Home Loan           High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                   §§ 36a-746 et seq.

                                   Effective October 1, 2001
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                   §§ 26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
Florida                            Fair Lending Act, Fla. Stat. Ann. §§              High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002

       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6 2003
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann. §§ 7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C. § 1639, 12
                                   C.F.R. §§ 226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815, §§ 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   §§ 16a-1-101 et seq.                              Loan (id. § 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999;
                                   Section 16a-3-308a became effective July 1, 1999
                                                                                     High APR Consumer Loan (id. §
                                                                                     16a-3-308a)
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat. §§ 360.100 et seq.

                                   Effective June 24, 2003
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A, §§ 8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§                High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R. §§ 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   §§ 598D.010 et seq.

                                   Effective October 1, 2003

New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat. §§ 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et
                                   seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.

                                   Effective May 24, 2002
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann. §§ 31-17-1 et seq.

                                   Effective June 5, 2002

         Standard & Poor’s Covered Loan Categorization

                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B 22 et
                                   seq.

                                   Effective November 27, 2003 - July 5, 2004

         Standard & Poor’s Home Loan Categorization

                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004